                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   ----------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

              (Exact name of trustee as specified in its charter)

             United States                                  13-3781471
    (Jurisdiction of incorporation or                   (I. R. S. Employer
organization if not a U.S. National Bank)               Identification No.)



            100 Wall Street, New York, NY                        10005
       (Address of principal executive offices)                (Zip Code)


                                   ----------

                           FOR INFORMATION, CONTACT:
                         Dennis J. Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                               New York, NY 10005
                           Telephone: (212) 361-2506

                                   ----------

                    HEARTLAND WIRELESS COMMUNICATIONS, INC.
              (Exact name of obligor as specified in its charter)


                   Delaware                                73-1435149
       (State or other jurisdiction of                (I. R. S. Employer
       incorporation or organization)                 Identification No.)

         200 Chisholm Place, Suite 200
                 Plano, Texas                                 75075
    (Address of principal executive offices)               (Zip Code)


                                   ----------


Item 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                               Address
                        ----                               -------
             Comptroller of the Currency               Washington, D. C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.    AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16.   LIST OF EXHIBITS.

      Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                    Exhibit 1 of Form T-1, Registration No. 33-83774.

      Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

      Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

      Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

      Exhibit 5.    Not applicable.

      Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.


      Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.    Not applicable.

      Exhibit 9.    Not applicable.


                                   SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of January, 1997.

                                        First Trust of New York,
                                        National Association


                                        By: /s/ ALFIA MONASTRA
                                            --------------------------------
                                            Alfia Monastra
                                            Assistant Vice President

                                                                       EXHIBIT 7


                         FIRST TRUST OF NEW YORK, N. A.
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 09/30/96

                                    ($000's)

                                                09/30/96
                                              --------------
ASSETS
   Cash and Due From Depository Institutions   $   31,930
   Federal Reserve Stock                            3,658
   Fixed Assets                                       738
   Intangible Assets                               81,749
   Other Assets                                     5,710
                                               ----------
      Total Assets                             $  123,785
                                               ==========


LIABILITIES
   Other Liabilities                                6,826
                                               ----------
   Total Liabilities                                6,826

EQUITY
   Common and Preferred Stock                       1,000
   Surplus                                        120,932
   Undivided Profits                               (4,793)
                                               ----------
      TOTAL EQUITY CAPITAL                        116,959

TOTAL LIABILITIES AND EQUITY CAPITAL           $  123,785
                                               ==========


================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:  /s/ ALFIA MONASTRA
         ----------------------
         Assistant Vice President

Date:  January 28, 1997